UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

CIVITAS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36623	65-1309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of principal executive offices, including Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 6, 2015, Civitas Solutions, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, the Company’s stockholders elected each of the Company’s three nominees to serve on the Company’s Board of Directors until the Company’s 2018 annual meeting of stockholders, approved the compensation of the Company’s named executive officers on an advisory basis, recommended “one year” as the frequency of the advisory vote on named executive officer compensation on an advisory basis and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Chris A. Durbin	33,596,410	2,022,188	745,644
Patrick M. Gray	35,555,433	63,165	745,644
Bruce F. Nardella	34,354,101	1,264,497	745,644

Accordingly, the three nominees received the highest number of votes cast and therefore each of the three nominees was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Advisory Vote on Named Executive Officer Compensation	35,572,163	45,868	567	745,644

Accordingly, a majority of votes cast in the advisory vote on named executive officer compensation were “for” the approval of executive compensation as disclosed in the Company’s proxy statement.

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

Advisory Vote on Frequency of the Advisory Vote on Named Executive Officer Compensation	35,199,430	500	418,096	572	745,644

Accordingly, a majority of votes cast in the advisory vote on the frequency of the advisory vote on named executive officer compensation were for “one year” as the frequency of such advisory vote as disclosed in the Company’s proxy statement.

In light of this vote, the Company’s Board of Directors has determined that the Company will hold an advisory vote on named executive officer compensation every year until the next required vote on the frequency of future advisory votes on named executive officer compensation is held at the Company’s annual meeting of stockholders in 2021, or until the Board of Directors otherwise determines that a different frequency for holding such vote is in the best interest of the Company’s stockholders.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	36,349,499	13,909	834

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS SOLUTIONS, INC.

/s/ Denis M. Holler
Date: March 9, 2015	Name:	Denis M. Holler
	Title:	Chief Financial Officer